Other non-financial assets	6 Months Ended
Jun. 30, 2019
Other Non-financial Assets
Other non-financial assets
	As of June 30, 2019 (unaudited)	As of December 31, 2018
	(in thousands of €)
Current other assets
Prepaid expense	2,471	1,047
Current tax assets	1,065	444
Other	116	98
Total	3,652	1,589

Prepaid expense mainly consists of accrued insurance expense for Directors and Officers and insurance expenses together with the placement of shares in May 2018. The increase is also reflected in our higher insurance expenses. Current tax assets in 2019 include tax reclaims because of capital gains tax deductions on securities interest payments. The increase is due to the securities purchased in the third quarter of 2018.